                                                                Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANT


We consent to the incorporation by reference in the Registration Statement (Form S-4 No. 333-77991) of United Technologies Corporation of our report dated May 28, 1999 with respect to the financial statements of the Sundstrand Corporation Employee Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.




/s/  Ernst & Young LLP
Ernst & Young LLP
Chicago, Illinois
June 28, 2000